Exhibit 99.3

                            MARLON DISTRIBUTORS LTD.

                              FINANCIAL STATEMENTS

                             June 30, 2004 and 2003

                      (Unaudited and stated in US dollars)

                            MARLON DISTRIBUTORS LTD.
                                 BALANCE SHEETS
                             June 30, 2004 and 2003
                      (Unaudited and stated in US dollars)
--------------------------------------------------------------------------------

                                                                2004           2003
                                                                ----           ----
                                          ASSETS
Current assets
        Cash and cash equivalents                           $   474,254    $   406,087
        Accounts receivable - net of allowance                   87,455        169,578
        Inventories                                             368,753        372,076
        Prepaid and deposits                                     24,220         87,362
        Investment in subsidiary (Note 8)                       449,260        426,980
                                                            -----------    -----------
Total current assets                                          1,403,943      1,462,083
Property, plant and equipment (Note 3)                           15,890         14,167
Intangible assets (Note 4)                                       13,917         14,842
                                                            -----------    -----------
Total assets                                                $ 1,433,750    $ 1,491,093
                                                            ===========    ===========
                                        LIABILITIES
Current liabilities
        Accounts payable and accrued liabilities            $    33,510    $    85,800
        Current portion of long-term debt                        17,000         17,000
                                                            -----------    -----------
Total current liabilities                                        50,510        102,800
Long-term debt (Note 5)                                         249,674        260,027
                                                            -----------    -----------
Total liabilities                                               300,184        362,828
                                                            -----------    -----------

                                    SHAREHOLDERS' EQUITY

Share capital (Note 6)                                          161,327        161,327

Retained earnings                                               972,239        966,938
                                                            -----------    -----------
Total shareholders' equity                                    1,133,566      1,128,265
                                                            -----------    -----------
Total liabilities and shareholders' equity                  $ 1,433,750    $ 1,491,093
                                                            ===========    ===========

                            MARLON DISTRIBUTORS LTD.
                   STATEMENT OF EARNINGS AND RETAINED EARNINGS
                       For the six month period ended June
                        30, 2004 and 2003 (Unaudited and
                              stated in US dollars)
--------------------------------------------------------------------------------

                                                          2004          2003
                                                          ----          ----

Sales                                                  $  396,384    $  494,752
Cost of sales                                             223,715       327,470
                                                       ----------    ----------
Gross profit                                              162,669       167,282
Other operating expenses
        Selling and administrative expenses (Note 9)      162,798       154,180
        Amortization                                        2,535         2,576
        Interest and other                                    261         4,050
                                                       ----------    ----------
Net income before other income and income taxes            (2,924)        6,475
Other (income) expenses
               Gain on disposal of assets                      --       (39,342)
                                                       ----------    ----------

Net income before income taxes                             (2,924)       45,816

        Income taxes                                           --         6,257
                                                       ----------    ----------

Net income (loss)                                          (2,924)       39,560
                                                       ----------    ----------

Retained earnings - beginning of year                     992,674       953,630

Other comprehensive income                                (17,511)      (26,252)
                                                       ----------    ----------

Retained earnings - end of year                        $  972,239    $  966,938
                                                       ----------    ----------

                            MARLON DISTRIBUTORS LTD.
                             STATEMENT OF CASH FLOWS
                       For the six month period ended June
                        30, 2004 and 2003 (Unaudited and
                              stated in US dollars)
--------------------------------------------------------------------------------

                                                           2004          2003
                                                           ----          ----
Operating activities
       Net income                                       $  (2,924)    $  39,560
       Add (deduct) items not requiring cash:
              Amortization                                  2,535         2,576
              Foreign exchange                             11,128        10,690
              Gain on disposal of assets                       --       (39,342)
                                                        ---------     ---------
Changes in operating assets and liabilities:
       Accounts receivable                                 52,075        (4,483)
       Inventory                                           49,906        64,734
       Prepaid expenses                                    (5,369)      (64,680)
       Accounts payable and accrued liabilities           (25,733)       25,788
                                                        ---------     ---------
Net cash provided by operating activities                  81,618        34,843
                                                        ---------     ---------

Financing activities
       Net reduction of long-term debt                     (7,276)     (169,248)
                                                        ---------     ---------
Net cash used by financing activities                      (7,276)     (169,248)
                                                        ---------     ---------

Investing activities
       Disposal (purchase) of capital assets                 (141)      155,932
       Investment in and advances to subsidiary           (33,689)      (42,320)
                                                        ---------     ---------
Net cash used by investing activities                     (33,830)      113,612
                                                        ---------     ---------

Increase (decrease) in cash and cash equivalents           40,512       (20,793)

Cash and cash equivalents, beginning of year              433,742       426,880
                                                        ---------     ---------

Cash and cash equivalents, end of year                  $ 474,254     $ 406,087
                                                        =========     =========

                            MARLON DISTRIBUTORS LTD.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   For the period ended June 30, 2004 and 2003
                        (Unaudited stated in US dollars)
--------------------------------------------------------------------------------

1.    Summary of significant accounting policies

      (a)   Use of estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates, and such differences could be material.

      (b)   Cash and cash equivalents

            Cash and cash equivalents include time deposit, certificates of deposits, and all highly liquid debt instruments with original maturities of three months or less. The Company maintains cash and cash equivalents at financial institutions, which periodically exceed federal insured amounts.

      (c)   Inventory

            Inventory is priced at the lower of cost and net realized value with cost being determined as the average cost based on the most recent invoice prices.

      (d)   Property, plant and equipment

            Amortization of property, plant and equipment is provided on the declining-balance method at the following rates over the estimated useful lives of the assets:

                    Computer equipment            - 30%
                    Furniture and fixtures        - 20%
                    Machinery and equipment       - 30%

            In the year of acquisition, amortization is provided at only one-half of the normal rates.

            Leasehold improvements are amortized on a straight-line basis over the five year term of the lease.

            Prairie distribution rights are amortized on a straight-line basis over the term of the lease.

      (e)   Fair value of financial instruments

            The carrying value of receivables, bank indebtedness, accounts payable and accrued liabilities, income taxes payable, and customer deposits approximates fair value because of the short maturity of these instruments. The carrying value of long-term debt and due to and from related parties also approximates fair value. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risk arising from these financial instruments.

2.    Bank security

      The guaranteed investment certificate, accounts receivable and inventory are pledged as security for a bank line of credit that the parent company uses to finance overseas purchases of goods for resale.

3.    Property, plant and equipment

      (a) Capital assets are represented by the following:

                                            Accumulated       Net          Net
                                    Cost    Amortization      2004         2003
                                    ----    ------------      ----         ----
       Computer equipment          31,079       27,030        4,050        5,556
       Furniture and fixtures      10,967        8,433        2,534        2,695
       Machinery and equipment     13,432        5,466        7,966        3,802
       Leasehold improvements       2,678        1,337        1,340        2,114
                                 --------     --------     --------     --------
                                 $ 58,156     $ 42,266     $ 15,890     $ 14,167
                                 ========     ========     ========     ========

      (b) The capital assets of the subsidiary are pledged as security for term business loans outlined in note 4 below.

4.    Intangible assets

      Prairies distribution rights     $ 15,044   $  1,127   $ 13,917   $ 14,842
                                       ========   ========   ========   ========

5.    Long-term debt

      a)    Long-term debt is represented by the following:

                                                                         2004        2003
                                                                         ----        ----
Term loans payable to the HSBC Bank Canada:
   Payable in blended monthly instalments of $1,405,
   interest at prime plus .75%, payable in full by
   April, 2010, secured as outlined below                                94,701     107,349
Advances from shareholders, non-interest bearing, no fixed terms of
repayment                                                               171,973     169,678
                                                                      ---------   ---------
                                                                        266,674     277,027
Current portion included in current liabilities                          17,000      17,000
                                                                      ---------   ---------
                                                                      $ 249,674   $ 260,027
                                                                      =========   =========

      (b) The estimated principal payments on long-term debt contracts in each of the next five years are as follows:

                       2005                    17,000
                       2006                    17,000
                       2007                    17,000
                       2008                    17,000
                       2009                    17,000

      (c) The term loans payable to HSBC Bank Canada are secured by the following:

            (iii) general security agreements creating a first fixed charge over all present and future personal property of the companies

            (iv) accounts receivable, inventory and guaranteed investment certificate

            (v)   unlimited guarantees executed by the companies

6.    Share capital

      The Company is authorized to issue an unlimited number of common shares of no par value. To date, a total of 94,163 common shares have been issued for cash. No shares were issued during the year.

7.    Operating lease

      The Company is obligated to monthly lease payments for operating premises of $4,494 until June, 2005. There is an option to renew the lease for an additional two years.

8.    Investment in subsidiary

      The Company has an investment in common shares of a wholly owned subsidiary. In addition the Company has a loan receivable from the wholly owned subsidiary that is due on demand and bears no interest terms.

                                                             2004         2003
                                                             ----         ----

              Investment in subsidiary                      137,281      137,281
              Advances to subsidiary                        311,979      289,699
                                                          ---------    ---------
                                                          $ 449,260    $ 426,980
                                                          =========    =========

9.    Selling and administrative expenses

                                                             2004         2003
                                                             ----         ----

          Accounting and legal                            $   2,020    $   4,824
          Advertising and promotion                             369          338
          Bad debts                                              --        2,659
          Insurance and licenses                              7,285        5,817
          Bank charges and interest                           1,032        1,553
          Repairs and maintenance                             1,132          883
          Office and general expenses                         4,203        3,810
          Rent                                                9,494        9,120
          Salaries, wages and benefits                      119,359      110,552
          Telephone and utilities                             4,586        4,892
          Travel and automobile expenses                     13,318        9,732
                                                          ---------    ---------
                                                          $ 162,798    $ 154,180
                                                          =========    =========